Vanguard Capital Opportunity Fund
Vanguard Energy Fund
Vanguard Health Care Fund
Vanguard International ExplorerTM Fund
Vanguard PRIMECAP Fund
Vanguard Selected Value Fund

Important Information About Investor Share Minimums
Effective immediately, the minimum investment to open and maintain an account in the Fund’s Investor Shares has been lowered from $25,000 to $3,000.

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing account.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 52 052011